UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019
_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)
11250 Waples Mill Road, South Tower 210, Fairfax, Virginia (Address of Principal Executive Office)		22030 (Zip Code)
Registrant’s telephone number, including area code: (703) 349-2577
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Item 5.02(c)
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2019, WidePoint Corporation (the “Company”) appointed Kellie H. Kim as its Chief Financial Officer effective January 2, 2020, replacing interim Chief Financial Officer Ian Sparling (who remains with the Company).

Prior to her appointment as the Company’s Chief Financial Officer, Ms. Kim, age 55, most recently served as the Principal of Clarius Consultants LLC, a consulting firm providing outsourced CFO services that was founded by Ms. Kim, from July 2018 to the present. Prior to that time, she served as the CFO of Witt O’Brien’s LLC, a wholly-owned subsidiary of Seacor Holdings, from June 2017 to June 2018, as the CFO of Opus Group, LLC from January 2014 to June 2017, and as the CFO of Astrium Services Government, Inc., a subsidiary of Airbus Defense & Space, from 2008 to December 2013. Ms. Kim has also previously held various finance and accounting positions in various public and private companies. Ms. Kim is a Certified Public Accountant and has a Bachelor of Science in Accounting from the University of Maryland.

The offer letter with Ms. Kim provides that she will earn an initial base salary of $230,000 and be eligible for a merit bonus equal to 100% of her base salary (50% of which is payable in cash and 50% of which is payable in shares of restricted common stock). The Company expects to enter into an employment agreement with Ms. Kim during the first quarter of 2020.

 There are no family relationships between Ms. Kim and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Ms. Kim that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Ms. Kim and the offer letter are filed herewith as Exhibits 99.1 and 10.1, respectively, and the foregoing description is qualified by reference to the full text thereof.

Item 9.01(d)
Financial Statements and Exhibits.

Exhibit 10.1	Offer Letter to Kellie H. Kim
Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

Date: December 16, 2019	By:	/s/ Jin Kang
Jin Kang
Chief Executive Officer